Peerless Option Income Wheel ETF Trading Symbol: WEEL Listed on NYSE Arca Inc. Summary Prospectus July 29, 2026 www.peerlessetfs.com

Before you invest, you may want to review the Peerless Option Income Wheel ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 29, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.peerlessetfs.com. You can also get this information at no cost by calling at (844) 408-8111 or by sending an e-mail request to info@peerlessetfs.com.

Investment Objective

The Fund’s investment objective is to seek current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.09%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.16%
Total Annual Fund Operating Expenses	1.25%
Less: Fee Waiver(3)	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver(3)	0.99%

(1)	The Fund’s investment adviser, Tidal Investments, LLC (the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory fees, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

(3)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.83 % of the Fund’s average daily net assets through at least July 30, 2027. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The management fee waiver discussed above is reflected only through July 30, 2027. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 years	10 Years
$105	$375	$665	$1,492

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal year ended March 31, 2026 the Fund’s portfolio turnover rate was 638% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income. The Fund’s strategy consists of two main components: firstly, investing in a range of sector-specific ETFs and, in some instances, individual securities; and secondly, implementing an “option wheel strategy.” The option wheel strategy focuses on writing options on the Fund’s holdings in these sector-based ETFs and individual securities. By systematically entering positions below current market levels through selling puts, the Fund aims to decrease risk compared to direct sector ownership, while also capitalizing on option premiums to enhance income from its sector-based ETF investments.

●	Option Wheel Strategy: A systematic approach to options trading where a trader (here, Peerless Wealth LLC (the “Sub-Adviser”)) continuously sells cash-secured put options to generate income and potentially acquire an underlying asset at a lower price (if the sold put option is assigned to the Fund), and then, when the reference asset is assigned, sells covered call options against the acquired asset to generate additional income until the asset is called away. At that point, the cycle starts over.

Sector-Based ETFs and Individual Securities

The Fund will primarily invest in different market sectors using sector ETFs (“Underlying ETFs”). These Underlying ETFs focus mainly on the equity securities of companies within a specific market sector, like Healthcare or Financials. Additionally, to meet its liquidity, sizing, and target allocation needs, the Fund may invest in the stocks of individual companies within these sectors directly, applying the same option wheel strategy scheme as utilized with the Underlying ETFs. As a result of the option wheel strategy, the Fund may acquire, and therefore invest in these Underlying ETFs and/or individual companies directly. Regardless of the approach chosen, the Fund’s holdings will generally represent a representative sampling of the relevant sector (e.g., the top 10 to 15 individual companies in a particular sector). When investing directly in securities, the Fund uses the same option strategy, however, it is applied to the individual securities rather than to the Underlying ETFs.

The Sub-Adviser utilizes Global Industry Classification Standard (GICS) as a framework for sector allocation decisions. At its most conservative, the Fund will allocate equal weight to positions based on GICS. This means the Fund will invest evenly across sectors to create a broad-based allocation, seeking a balanced exposure across different areas of the market. Conversely, at its riskiest, the Fund will aim for a Beta slightly over 1 (which is a strategy that is slightly more aggressive than the market average). This might involve emphasizing one or more particular sectors. In those instances, Peerless Wealth LLC (the “Sub-Adviser”) will consider the volatility of each sector and the annualized return of each investment option.

Option Wheel Strategy

The Fund will use a cash-secured put strategy, collateralizing all written put options with cash or cash equivalents (e.g., short-term U.S. Treasury securities or money market funds). This strategy aims to maintain adequate liquidity to fulfill the obligations associated with the written puts. Moreover, the Fund anticipates deriving additional income from its holdings in the short-term U.S. Treasury securities portfolio.

The option wheel strategy begins with the Fund selling out-of-the-money cash-secured puts on the Underlying ETFs and individual securities (together with Underlying ETFs, the “Underlying Issuers”). That is, the Fund’s option wheel strategy is applied to each of the Fund’s then current holdings.

●	If the sold put contracts expire worthless, the Fund retains the premiums collected from the sale as income.

●	If the share price of an Underlying Issuer falls below the strike price of the put sold by the Fund, the Fund will likely receive shares of the Underlying Issuer. In that case, the Fund will potentially benefit by purchasing the Underlying Issuer shares at a lower price than if the Fund had instead purchased the shares when the option was first sold. In that case, this strategy may enable the Fund to avoid incurring some losses resulting from the initial downturn in the relevant market sector.

●	If the Fund obtains shares of Underlying Issuers, the Fund will sell out-of-the-money covered calls against these positions to seek to generate further income premium. This part of the option wheel strategy involves repeatedly selling call options on the shares of an Underlying Issuer owned by the Fund. Each time a call option is sold, the Fund earns premium income from the option buyer. The cycle continues until the price of the Underlying Issuer rises above the strike price of the call options, leading to a scenario where the option buyer will likely exercise the call option, hence buying the underlying from the fund at the strike price. This event marks the completion of one cycle of the option wheel strategy and the start of another cycle.

A key aspect of the Sub-Adviser’s strategy is that the majority of the Fund’s income is derived from the option premium collection process. This method allows the Fund to potentially appreciate without the need for rising markets. It is most effective in flat or range-bound markets.

See “Additional Information About the Fund” below, for hypothetical option wheel examples, and information about options contracts.

U.S. Treasuries/Money Market Funds

The Fund will hold short-term U.S. Treasury securities and money market funds as collateral in connection with the Fund’s options strategy and to generate income.

Fund’s Quarterly Distributions

The Fund will seek to provide quarterly income in the form of cash distributions. The Fund will seek to generate such income in the following ways:

●	Writing (selling) put option contracts on the Underlying Issuers as described above. The income, in the form of option premiums received from such option sales, will be primarily influenced by the volatility of an Underlying Issuer’s value, although other factors, including interest rates, will also impact the level of income.
●	Writing (selling) call option contracts on the Underlying Issuers as described above. The income, in the form of option premiums received from such option sales, will be primarily influenced by the volatility of an Underlying Issuer’s value, although other factors, including interest rates, will also impact the level of income.
●	Investing in short-term U.S. Treasury securities and money market funds. The income generated by these securities will be influenced by interest rates at the time of investment.
●	Dividends and distributions, if any, received from its direct investments in the Underlying Issuers and any individual equity securities.

Fund Portfolio

The Fund’s principal holdings are described below:

Securities Holdings: Underlying ETFs and, to a limited extent, individual equity securities.

Options Contracts Holdings:

An option’s value is based on the share price of the related Underlying Issuer*	Investment Terms	Expected Target Maturity
Sold put option contracts

“out-of-the-money” (i.e., the strike price is lower than the then-current share price of an Underlying Issuer at the time of sale).

They are sold to generate income, as well as to potentially obtain shares of the Underlying Issuers.

1-month or less expiration dates
Sold call option contracts

“out-of-the-money” (i.e., the strike price is higher than the then-current share price of an Underlying Issuer at the time of sale).

The strike price is approximately 0%-15% more than the then-current share price of the Underlying Issuer at the time of sale.

They generate current income. However, they also limit some potential positive returns that the Fund may have otherwise experienced.

1-month or less expiration dates

* The Fund will not sell uncovered call option contracts.

Cash and Cash Equivalent Holdings:

Portfolio Holdings)	Investment Terms	Expected Target Maturity
Cash	NA	NA
U.S Treasury Securities

Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s derivative investments.

They will also generate income.

1- to 6-month maturities
Money market funds	Typically hold short-term debt securities such as Treasury bills, commercial paper, and certificates of deposit. They will generate income.	NA

The Fund is classified as “non-diversified” under the 1940 Act.

The Fund will employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not take temporary defensive positions during such periods.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all or a portion of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Option Wheel Strategy Risk. The implementation of the Fund’s option wheel strategy, which involves selling put options and then call options on the same underlying assets (i.e., Underlying Issuers), will significantly affect the Fund’s performance in relation to the underlying assets’ price movements. This strategy’s effectiveness depends on the sequence of market movements and option expirations.

For instance, if the Fund initiates the strategy by selling out-of-the-money put options and the underlying asset’s price falls below the strike price, the Fund would be obligated to purchase the asset at a potentially unfavorable price. Subsequently, if the Fund sells call options on these assets and their market price rises above the call options’ strike price, the assets would be called away, potentially limiting the Fund’s profit to the premium received. Over shorter periods, this can result in the Fund not fully benefiting from positive price movements of the underlying assets. Conversely, over longer periods, the Fund’s returns may not align with the overall price appreciation of the assets. For example, if the underlying assets appreciate significantly after the Fund has sold call options, the Fund would not capture this appreciation beyond the strike price of the calls. This scenario highlights how the Fund’s returns are influenced not only by the price levels of the underlying assets but also by their price trajectory over time.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets including stocks, bonds, commodities, currencies, interest rates, indexes or ETFs that hold or offer exposure to one or more of the foregoing assets. The Fund’s investments in derivatives may pose risks in addition to those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the Underlying Issuers and their related derivatives, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests is substantially influenced by the share price of the related Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to some or all of the Underlying Issuers through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective. The Fund’s investment strategy is largely unconstrained, and therefore, the Fund is heavily reliant on the Sub-Adviser’s ability to manage the Fund’s portfolio.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as those of an Underlying Security being halted or a market wide closure, settlement prices for such contracts will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Underlying ETFs Risks. The Fund will incur higher and duplicative expenses because it holds shares of Underlying ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund is subject to substantially the same risks as those associated with the direct ownership of securities held by the Underlying ETFs. Additionally, Underlying ETFs are also subject to the “ETF Risks” described above.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying ETFs. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, and depositary accounts Money market instruments, including money market funds, may lose money through fees or other means.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Sector Risk. The Sub-Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market directly or via options on Underlying ETFs. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.peerlessetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 7.87% for the quarter ended June 30, 2025 and the lowest quarterly return was -1.06% for the quarter ended March 31, 2025.

The performance information shown above is based on a calendar year. The Fund’s year-to-date return for the period ended June 30, 2026 was 6.28%.

For the Periods Ended December 31, 2025

	1 Year	Since Inception May 15, 2024(2)
Return Before Taxes	16.75%	12.17%
Return After Taxes on Distributions	10.98%	7.04%
Return After Taxes on Distributions and Sale of Fund Shares	9.84%	7.12%
S&P 500® Total Return Index(1) (reflects no deduction for fees, expenses, or taxes)	17.88%	18.42%

(1)	The S&P 500® Total Return Index is a widely recognized benchmark index that tracks the performance of the 500 largest publicly traded companies in the United States.
(2)	Annualized figures

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors’ tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser: Tidal Investments LLC (Tidal or the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: Peerless Wealth LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Erik O. Thompson, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Robert J. Pascarella, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, the median bid-ask spread for the Fund’s most recent fiscal period, can be found on the Fund’s website at www.peerlessetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.